BLUECALYPSO®

MOBILE SHOPPER ENGAGEMENT

Business Overview

Summer 2015

Safe Harbor Statements

The statements made on this conference call for fiscal 2015 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from our operations or other sources to fund our working capital needs, failure to adequately protect our intellectual property, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel in an extremely competitive environment, and potential obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

What is Blue Calypso?

An **operating company** delivering location-enabled mobile retail customer engagement solutions

A **licensor** with a broad portfolio of patents in the peer-to-peer advertising space



KIOSENTRIX™
MOBILE ADVANTAGE™
CONVERTING SHOPPERS INTO BUYERS
ACTIVATION
ENGAGEMENT
CONVERSION
ANALYTICS

2 Patent Families
5 Key Patents
11 Patents Pending

Major Infringement trial (against Groupon, Yelp, Foursquare, etc.) set for *December 2015*

Markman hearing set for *July 8, 2015*

Our Background

Blue Calypso is a pioneer in location-enabled **mobile retail customer engagement solutions** that will bridge the relationship gap between brands, retailers and mobile consumers.

Our initial **customers** include international brands, advertising agencies, retailers, media providers and tier-one technology companies.

MINYARD Food Stores
Bueno Taco Bueno
LOWE'S Home Improvement Warehouse
ROCK THE VOTE
SLINGSHOT
OREO
SONY
MOTOROLA
Hotels.com
ad:tech
travelocity



bluecalypso.com
BLUECALYPSO
MOBILE SHOPPER ENGAGEMENT
LOGIN
Menu
Shopper Engagement
Gamification
Social Amplification
Mobile ADvantage™
Mobile ADvantage is an "app-less" mobile web platform that offers brands and retailers the
Share!

We take the digital shopping experience inside the walls of brick and mortar locations


Snacks
OPEN
ICE
Self
OIL
Branded mobile engagement solutions that help convert shoppers into buyers.
Convert Traffic


Mobile engagement solutions that help brands connect with shoppers while they are on the path-to-purchase and ready to buy.
Actionable Digital Content

Blue Calypso offers a suite of products that <u>help retailers create a unique in-store extension of mobile shopping</u>

Today's mobile-centric consumer is placing new demands on traditional retailers


Consumers Prefer Customized Experiences
Shoppers would be more likely to shop in stores that offer:
-%
85%
Personalized coupons and exclusive offers provided in-store
64%
Recommendations for specific products to purchase
54%
Recommendations based on what friends/family have purchased
– Ipsos Media CT and Sterling Brands, 2014

Mobile usage in retail is skyrocketing

Shoppers Want Relevant Content While On the Path-to-Purchase

15 min

Average time smartphone shoppers use their phones in-store. *(Google Shopper Marketing Council, 2014)*

65%

65% of all mobile consumers are looking to make a purchase that day. *(xAd/Telemetrics Mobile Path to Purchase, 2014)*

63%

63% of consumers who have a mobile device are more likely to buy something from a retailer if they receive a coupon on their mobile device while shopping in-store. *(RetailMeNot, Inc 2014)*

$600B

Amount of 2013 retail sales converted when a shopper used a mobile device before or during an in-store shopping trip. *(CEA, 2014)*

Our mobile solutions enhance the customer journey


DIGITAL
mobile opt-in
social media
mobile email
mobile video
mobile web/
mobile wallet/Push
AWARENESS
ENGAGEMENT
TRANSACTION
LOYALTY
MEMBERS SAVE AN EXTRA 10% ON THESE OUTDOOR STORAGE BUILDINGS AND PRESSURE WASHERS
print
sears comebackcash get a $10 award card
signage
Stay connected! with Shop Your Way Mobile Alerts
in-store call to action/receipts
loyalty program
OFFLINE

Source: Mobile Marketing Association 2015

And help retailers and brands connect with mobile shoppers

MOBILE ADVANTAGE™
CONVERTING SHOPPERS INTO BUYERS
+
KIOSENTRIX™

Converting Shoppers to Buyers



KIOSENTRIX
KIOSENTRIX

DASHTAGG

Engagement Through Gamification



AT&T
2:46 PM
34%
DASHTAGG
DASHTAGG
RANK 24
952 My Points
2 Available TAGGs
13 TAGGs Used
TAGGs
TAGG-able
TAGGs
Leaders
RANK 1 Gunner77 1275 points
RANK 2 Daisy23 1005 points
RANK 3 Princess13 935 points
RANK Chris44 675

SOCIALECHO™

Activate Brand Advocates to Amplify Campaigns



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In May 2015, Google revealed that more searches now take place on mobile devices than on computers in 10 countries, including the US and Japan.

Digital marketing continues to expand rapidly

Forecasted US Interactive Marketing Spend, 2014 to 2019 ($ in B)

This statistic presents a forecast of the U.S. digital marketing spending from 2014 to 2019, broken down by segment. Search marketing spending is expected to amount to 45.39 billion U.S. dollars in 2019, up from 27.9 billion in 2014.



Spending in billion U.S. dollars
125
100
75
50
25
0
2014
2015
2016
2017
2018
2019
27.9
19.8
7.52
31.62
23.68
9.74
35
27.92
11.72
38.47
31.28
13.51
41.89
34.48
15.36
45.39
37.57
17.34
3.07
Search marketing
Display advertising
Social media
E-mail marketing

Source: Forrester Research, Inc.

A Unified Platform

Blue Calypso's goal is to provide **retailers and brands** with a unified platform that fulfills their growing need to **reach mobile shoppers** at each stage of engagement.

ADOPTION

Utilizing all the latest methods and location based technologies

- SMS/Short Code Texting
- iBeacon
- Geo-fencing
- NFC
- QR Code

ENGAGEMENT

Fully customized solutions tailored to give customers the content they need

- Product Information
- Product Reviews
- Offers/Deals/Coupons
- Companion Products

ADVOCACY

Increase shopper spend and brand advocacy to grow circle of influence

- Loyalty
- Social Syndication
- Sharing Attribution
- Offer Redemption

BLUE CALYPSO PRODUCTS

MOBILE ADVANTAGE™ CONVERTING SHOPPERS INTO BUYERS

KIOSENTRIX™

DASHTAGG

SOCIALECHO

Blue Calypso offers two paths to in-store engagement

MOBILE ADVANTAGE™
CONVERTING SHOPPERS INTO BUYERS



Mobile ADvantage (launched in Q3 2014) is an "**app-less**" mobile web platform that offers brands and retailers the opportunity to connect with customers through their mobile devices.

MOBILE SHOPPER ENGAGEMENT SOLUTIONS

KIOSENTRIX™


AT&T
10:44 AM
89%
KIOSENTRIX

KIOSentrix (launched in Q2 2015) is a universal shopping **app** that acts as a "personal mobile concierge" to shoppers on the path-to-purchase. ***KIOSentrix*** connects users to key features and current information such as store circulars, deals & promotions, product reviews, price comparison, loyalty programs and active shopping lists.

The technology behind the “app-less” engagement

MOBILE ADVANTAGE™
CONVERTING SHOPPERS INTO BUYERS



3 TO 5
SECONDS

Mobile ADvantage works with text messaging short codes, QR codes, direct url searches, and iBeacons to quickly connect consumers to a branded mobile web microsite.



MobileADvantage 4:20 PM 22%
mobileadvantage.me
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TEXT
“MOBILE”
TO 73095
AND TRY US
TODAY!



www.



iBeacon

Mobile ADvantage changes the way consumers shop

MOBILE ADVANTAGE™
CONVERTING SHOPPERS INTO BUYERS

Easy access – no need to download an app or provide personal information



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- ✓ Learn more about a specific item
- ✓ Access coupons or incentives
- ✓ See product videos
- ✓ Get suggestions for complementary products
- ✓ Read product reviews or comment
- ✓ Easily share product information and incentives with their social media communities such as Facebook and Twitter

Mobile ADvantage provides retailers with a powerful real-time view of in-store trends


Geo Location
Map
Satellite
ONTARIO
QUEBEC
NOVA SCOTIA
San Diego
Mexico
Havana
Cuba
SMS/Text:13
QR Codes:8797
MS-Tag:2566
Stores:1755
Breakdown
Cummulative Views
SMS/Text
QR Codes
MS-Tag

WHAT STORES HAVE THE MOST ACTIVE VISITORS?

WHAT DEALS OR COUPONS ARE VISITORS REDEEMING?

WHAT PRODUCT INFORMATION IS ACCESSED MOST OFTEN?

HOW AND WHERE ARE VISITORS SHARING CONTENT WITH THEIR FRIENDS?

KIOSentrix consolidates loyalty and store programs into a single app

KIOSENTRIX™


KIOSENTRIX™

MOBILE ACTIVATION METHODS:

- Text Messaging/Short Code
- NFC
- iBeacon™
- GPS/Geo-Fence
- QR Code
- URL/Search

CONSUMER ENGAGEMENT:

- Welcome Store Visitors
- Deals & Offers
- Product Info/Specs/Pricing
- Product/Brand Videos
- Product Reviews
- Product Location in Store
- Price Comparison
- Companion Products
- Opt-In
- Loyalty Program
- Sharing & Influencer Marketing
- Gamification
- Surveys
- eCommerce/POS
- Mobile App Downloads
- Wish Lists

KIOSentrix is a truly universal "chameleon" app that switches to each store's skin as the customer enters the premises.

KIOSentrix consolidates users' mobile buying tools

When users enter a KIOSentrix™ retailer, they receive exclusive promotions and interaction with their own wish list and loyalty programs.

Wish List


AT&T 9:53 AM 39%
My Wishlist
Edit
Add a Wishlist Entry
House Blend, Medium, K-Cup...
Amazon.com $34.99
Double Sided Tape With Dispe...
Shoplet.com $2.75
Daily Multivitamin & Mineral T...
Unknown Retailer
Vitamin D TABS 2000IU N-M S...
PureFormulas $7.07
Sugar 2.8 Gram Packet 2000/...
Unknown Retailer
Ultra Dawn Hand Renewal Pe...
Fullfillment By Amazon $10.50
Fall Collection: Gel Hand Wash...
Fullfillment By Amazon $14.54

Loyalty Programs


AT&T LTE 4:33 PM 23%
Loyalty Programs
Edit
Add Loyalty Program
Barnes & Noble
Coca Cola
CVS
Cinemark Theatres
Home Depot

Price Check


AT&T 9:52 AM 39%
Price Check
Starbucks
House Blend, Medium, K-Cup Portion Pack for Keurig K-Cup Brewers 54...
House Blend, Lively and Balanced Medium roasted coffee balanced with smooth and rich flavors Nut and cocoa flavors, and a t...
Amazon.com $34.99

Other business segments and partnerships

DASHTAGG



DashTAGG is a mobile game of "tag." Each player accumulates points by locating and scanning QR codes and interacting with proximity beacons from retail, sponsor or event locations, as well as photo "TAGGing" other players.

BLUECALYPSO® LABS

Blue Calypso Labs ("BCLabs") crafts innovative solutions engineered to scale and create a competitive edge for client sectors such as:

- Marketing/Consumer-Facing
- Supply Chain eCommerce
- Financial

SocialECHO is a solution that enables loyal customers and advocates to syndicate brand content such as new products, deals and promotions throughout their social media and mobile communities.

SOCIALECHO


100% REAL
Cheddar cheese
TACO INTERVENTION
100% FRESH
Beef
NEW CASE STUDY
TACO INTERVENTION
47% CVR

Strategic Partnerships

Retail-focused partners with strategic offerings and thousands of customers nation-wide.

IntegraColor. Adventi MEDIA SMB SUITE aztec SYSTEMS

We are bringing our own beacon hardware to market

Industry forecasts predict a rapid increase in the use of beacons in the mobile shopping experience. To position ourselves for that growth, Blue Calypso manufactures its own KIOSentrix™ AC powered beacons.


KIOSENTRIX
KIOSENTRIX


FORECAST: US Beacon Installed Base
BI INTELLIGENCE
We Are Here
CAGR = 287%
Total
Retail
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Thousands
E2013
E2014
E2015
E2016
E2017
E2018
Source: BI Intelligence Estimates

Our Sales Model

We market our services and solutions through multiple sales channels.

Indirect Channels

Direct Channels

IntegraColor

In store logistics providers

Adventi Media

Ad Agencies

Brands

OREO

Strategic Partners


Consumer

Retailers

MINYARD Food Stores

SMB SUITE

LOWE'S Home Improvement Warehouse

Our Business Model

We are initially focusing on niche retail sectors:

- Grocery 
- Big Box Retail 
- Specialty Retail 
- Convenience Stores 
- QSR 
- Fast-casual Restaurant 

Our revenue model has multiple components, with an emphasis on growing *recurring revenue*:

One-Time Revenue
- Set up & deployment

Recurring Revenue
- Monthly Maintenance
- Performance Fees
- Licensing

Professional Services – Consulting/R&D

Patented technology is a key driver to future success

Strong IP: *2 patent families in tested portfolio*

- 5 patents granted (1 lost in CBMR process)
- 11 patents pending with more in the works
- PTAB/CBMR process affirmed 28 claims in 4 patents

Enforcing IP portfolio:

- Represented by Fish & Richardson, a leading global patent firm on full contingency
- Pending cases filed in the Eastern District of Texas Federal Court

Strengthening IP portfolio:

- Developing new technology through strategic R&D & protecting our innovation by filing new patents regularly
- Evaluating & acquiring related technology

Enterprise licenses:

- LivingSocial
- MyLikes



US007664516B2

(12) **United States Patent**
Levi et al.

(10) **Patent No.:** **US 7,664,516 B2**
(45) **Date of Patent:** **Feb. 16, 2010**

(54) **METHOD AND SYSTEM FOR PEER-TO-PEER ADVERTISING BETWEEN MOBILE COMMUNICATION DEVICES**

(75) Inventors: **Andrew E. Levi**, Plano, TX (US); **Bradley W. Bauer**, Richardson, TX (US)

(73) Assignee: **Blue Calypso, LLC.**, Carrollton, TX (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 356 days.

(21) Appl. No.: **11/318,144**

(22) Filed: **Dec. 23, 2005**

(65) **Prior Publication Data**

US 2007/0016921 A1 Jan. 18, 2007

Related U.S. Application Data

(60) Provisional application No. 60/639,267, filed on Dec. 27, 2004.

(51) **Int. Cl.**
H04W 4/00 (2009.01)

(52) **U.S. Cl.** **455/466**; 705/14; 725/35; 455/414.1

(58) **Field of Classification Search** 725/32, 725/33, 34, 35, 36; 455/258; 705/14
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

6,324,519	B1 *	11/2001	Eldering	705/14
2001/0047294	A1 *	11/2001	Rothschild	705/14
2002/0077988	A1 *	6/2002	Sasaki et al.	705/59
2002/0094808	A1 *	7/2002	Tuck et al.	463/42
2004/0148424	A1 *	7/2004	Berkson et al.	709/236
2005/0044483	A1 *	2/2005	Maes et al.	715/501.1

* cited by examiner

Primary Examiner—Nick Corsaro
Assistant Examiner—Quan M Hua
(74) *Attorney, Agent, or Firm*—Schultz & Associates P.C.

(57) **ABSTRACT**

Disclosed are a method and system for peer-to-peer advertising between mobile communication devices. A subsidy program is set up based on a profile of an advertiser having at least one advertising media. A qualified subscriber is identified for the advertiser based on a profile of a subscriber. One or more advertisers and subsidy programs for the qualified subscriber is selected. In addition, when a communication transmission is received from a source communication device, at least one advertising media is associated with the communication transmission and the communication transmission is transmitted from a source communication device to a destination communication device.

29 Claims, 4 Drawing Sheets

Current IP enforcement activities

Enterprise technology licensing creates significant potential.

Infringing Company	Category	Suit Filed	
GROUPON	Daily Deal	8/1/2012	Markman – July 8, 2015
livingsocial	Daily Deal	8/27/2012	SETTLED
yelp	Review/Check-in	10/22/2012	Markman – July 8, 2015
izea	Social Promotion	10/22/2012	Markman – July 8, 2015
mylikes	Social Promotion	11/06/2012	SETTLED
foursquare	Check-in	11/06/2012	Markman – July 8, 2015

BLUECALYPSO
MOBILE SHOPPER ENGAGEMENT

Blue Calypso patents and applications



Games
Mutual Agreement
Tipping Point
Geolocation
14/042,319
7/26/13–Prov.
9/30/13–Filed
17593.0136
7,664,516
12/27/04–Prov.
12/23/05–Filed
2/16/10–Granted
17593.0102
On Appeal
12/843,701
7/26/10–Filed
11/21/14–OA
Received
17593.0137
61/970,844
3/26/14–Filed
17593.0146
Electronic
Offers
Testimonials
8,452,646
10/14/10 - Filed
5/28/13 - Granted
On Appeal
17593.0110
8,155,679
11/18/09 - Filed
4/10/12 - Granted
On Appeal
17593.0103
8,438,055
7/1/10 - Filed
5/7/13 - Granted
On Appeal
17593.0109
14/070,329
11/1/13–Filed
17593.0140
13/902,256
5/24/13–Filed
17593.0127
8,457,670
3/16/12 - Filed
6/4/13 - Granted
On Appeal
17593.0121
13/888,270
5/6/13 - Filed
17593.0126
CIP
in Process
(Viral Media)
17593.0141
13/908,825
6/3/13–Filed
17593.0128
14/291,977
5/30/14–Filed
On Appeal
17593.0148
14/645,281
3/11/15–Filed
17593.0159
14/573,634
12/17/14–Filed
4/8/15–OA Received
17593.0151
14/645,300
3/11/15–Filed
17593.0160

Chronology related to Blue Calypso patent litigation

Jul. 2012 - BCYP files infringement suit in EDTx against Groupon, LivingSocial, FourSquare, Yelp, IZEA and MyLikes.

Jul. 2013 – BCYP settles with MyLikes under confidential terms

Aug. 2013 – BCYP settles with LivingSocial under confidential terms

Sep. 2013 - Federal Court denies Groupon petition for transfer of patent infringement case

Dec. 2013 - Groupon filed petitions with the Patent Trial and Appeal Board (PTAB) to conduct a Covered Business Method Review (CBMR) of all 5 of Blue Calypso's issued Patents.

Jan. 2014 – BCYP joins stay with concessions for accelerated trial post-PTAB

Dec. 2014 - PTAB issues their ruling – 28 claims in 4 patents survive

Jan. 2015 – BCYP files motion to lift stay, defendants oppose

Jan. 2015 – BCYP files Notice of Appeal to the Federal Circuit regarding PTAB decisions

Apr. 2015 – Judge Gilstrap in EDTx Court lifts stay

Apr. 2015 – BCYP Appeal Briefing due at Federal Circuit

July 2015 – Claim Construction hearing "Markman" scheduled on 07/08/2015

Dec. 2015 – Infringement trial in EDTx

EXECUTION: Recent transformational accomplishments

Building Business

Products

- Launched Mobile ADvantage™
- Launching KIOSentrix™
- Enhanced DashTAGG® capabilities

Services

- BC Labs generating services revenue

Partnerships

- With IntegraColor to work with national retailers & brands

Leveraging IP

Validated patents

- LivingSocial Settlement
- MyLikes Settlement
- PTAB/CBMR

Acquired gamification technology

- Patents pending
- Patent development ongoing

Improved Balance Sheet

- Zero debt
- No preferred shares
- No shareholders with preferences
- Minimal warrant overhang

Investment thesis

Founder Andrew Levi resumed the role of CEO in January 2015 to lead Blue Calypso's commercialization of its expanded product suite.

MOBILE ADVANTAGE™


KIOSENTRIX™
MOBILE GREATNESS

The company's product offerings are very new, with Mobile ADvantage introduced in Q3 2014 and KIOSentrix introduced in Q2 2015. Both of these products target very large market segments.

July 2015 marks the third year of the firm's patent litigation. The case is moving closer to resolution, with a Markman hearing on July 8th and a trial scheduled for December 2015.

United States District Court
Eastern District of Texas



These dual tracks give Blue Calypso the chance for two separate revenue streams – from mobile customer engagement solutions and from licensing.

Leadership Team



Andrew Levi – Founder, CEO and CTO; Serial Entrepreneur; 20 years experience; Founder of Aztec Systems; Boardroom Software; Critical Devices, BridgePoint360; Tablature



Brad Bauer - Director of Innovation; 30 years experience with Aztec Systems, Zane Interactive Publishing, Systems Integration & Analysis and Automation Technologies.



Brad Rushing - Creative Director 16 years of creative experience in advertising, publishing layout and manufacturing design. Directs all UI and UX design for mobile solutions.



Chris Fameree – Chief Financial Officer; Founding member of Assure Professional (Assure) with 10+ years of combined public accounting and industry experience with CB&H, PricewaterhouseCoopers.



William Mould - VP, Director of Sales; 20 years of marketing and sales experience with G/O Digital and USA TODAY.com; AOL/Huffington Post; Adara Global; Hearst Publications; OMD, FCB and McCann Erickson.



Laurie Stovall - Director of Client Service; 18 years of marketing/advertising experience in a variety of industries including telecom, multinationals, hospitality and automotive.

Board of Directors



Andrew Levi – Chairman of the Board, Founder, CEO and CTO; Serial Entrepreneur; 20 years experience; Founder of Aztec Systems; Boardroom Software; Critical Devices, BridgePoint360; Tablature



Jon Merriman – Board Member- CEO of Merriman Holdings, Inc., 25 years of investment banking experience: Managing Director of Wells Securities (WFS); CEO of Ratexchange



Charlie Thomas – Board Member- SVP Sales for Centro and the Founder/President of Step Ahead Strategies; VP of online sales Time Inc.; VP of Display Sales Strategy Yahoo



Andrew Malloy – Board Member- Managing Member and Executive Producer at Quixotic Endeavors LLC; Managing Director Monument Capital Group LLC; Managing Director Massey Quick and Shepherd Kaplan LLC



Dennis Schmal – Board Member- Senior business advisor with Keiretsu Forum; 27 years with Arthur Andersen; Chairman of the Board of Pacific Metrics Corp; Merriman Capital; NorthBay Bancorp

Advisory Board

In addition to the Board of Directors, Blue Calypso has an Advisory Board comprised of executives who provide vast experience, knowledge and industry relationships to the Company.



Chris Forsberg – Operations executive with over 20 years of experience and successes in leading teams through the design, development, and launch of leading-edge solutions and processes.



Peter C. Ku – An intellectual property and commercial transactions attorney. Currently Director of Business Development, Strategic Alliances & Legal Affairs at SMART Technologies.



Mark Kaline – 30+ year media veteran who has worked for media companies, advertising agencies and major corporations.



Brian Schultz – Founder/Owner and CEO of Studio Movie Grill, a modern in-theater cinema-dining concept combining first-run movies with table service restaurants.